                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): OCTOBER 6, 2004

                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                   DELAWARE                                    001-15223                          76-0453392
         (State or other jurisdiction                        (Commission                       (I.R.S. Employer
             of incorporation)                                 File Number)                   Identification No.)

                87 GRANDVIEW AVENUE, WATERBURY, CONNECTICUT            06708
               (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (203) 596-2236

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 6, 2004 (the "Effective Date"), OptiCare Health Systems,
Inc. ("OptiCare") entered into an Amended and Restated Employment Agreement (the
"Agreement") with its Vice President and General Counsel, Christopher J. Walls,
pursuant to which Mr. Walls will, as of the Effective Date, serve as OptiCare's
Chief Administrative Officer. The following brief description of the material terms of the Agreement is qualified in its entirety by reference to the
Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current
Report on Form 8-K.

         Under the Agreement, Mr. Walls' initial base salary is $240,000 per year. He is also entitled a bonus of $46,000 for the fiscal year ending December
31, 2004, and thereafter, an annual bonus based on performance measures, and additional bonus payments based on the occurrence of certain specified events.

         In addition, pursuant to the Agreement, Mr. Walls will be granted an option to purchase up to 500,000 shares of OptiCare's common stock at an exercise price equal to the fair market value on the grant date. The option will vest according to the terms set forth in the Agreement and shall become fully vested upon a Change of Control (as defined in the Agreement).

         The Agreement continues until otherwise terminated by OptiCare or Mr.
Walls with or without Cause (as defined in the Agreement) with at least thirty
(30) days notice. If Mr. Walls is terminated by OptiCare other than for Cause
(as defined in the Agreement) or due to death or disability, he shall be entitled to (i) continuation of salary for six months, (ii) continued benefits for him and his family for six months, (iii) the immediate full vesting of the options granted under the Agreement and (iv) the right to exercise such options for up to one year following termination.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           (c) The following exhibit is filed with this report

Exhibit
Number            Description
------            -----------

10.1              Amended and Restated Employment Agreement, dated October 6,
                  2004, by and between OptiCare Health Systems, Inc. and
                  Christopher J. Walls.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           OPTICARE HEALTH SYSTEMS, INC.

                           By:      /s/  William A. Blaskiewicz
                              ------------------------------------------------
                                    William A. Blaskiewicz
                                    Vice President and Chief Financial Officer

Date:    October 8, 2004

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                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

 10.1             Amended and Restated Employment Agreement, dated October 6,
                  2004, by and between OptiCare Health Systems, Inc. and
                  Christopher J. Walls.

                                      4